Exhibit 10.19

                                 THIRD AMENDMENT
                                       TO
                                 LEASE AGREEMENT

      THIS THIRD AMENDMENT TO LEASE AGREEMENT ("Amendment") dated effective this 28th day of February, 1997, by and between PARKERVISION, INC., a Florida corporation ("Tenant") and JEFFREY PARKER and BARBARA PARKER (collectively "Landlord"), amends that certain Lease Agreement dated March 1, 1992, by and between Landlord and Tenant (the "Lease"). Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Lease.

      Landlord and Tenant hereby agree as follows:

      1. The minimum Basic Rent during the first Option Period as set forth in Paragraph 5 of the Lease is hereby amended to read as follows:

                  Option Period                        Basic Rent
                  -------------                        ----------
                  first Option Period
                  (3/1/97 - 8/31/97)                   $50,000.00
                  (9/1/97 - 2/28/98)                   $139,653.00
                  (3/1/98 - 2/28/02)                   $279,306.00 per year

      2. Except as modified by this Amendment, the Lease and any prior amendments thereto shall remain unchanged and in full force and effect.

      3. This Amendment shall be binding upon the heirs, administrators, successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the date first above written.

PARKERVISION, INC., a Florida corporation


By: /s/ Todd Parker                           /s/ Jeffrey Parker
---------------------------                   -------------------------
Name: Todd Parker                             JEFFREY PARKER
Title: Vice President

                                              /s/ Barbara Parker
                                              -------------------------
                                              BARBARA PARKER


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